The
                                    Henssler
                                     Equity
                                      Fund

                                 ANNUAL REPORT

                                 April 30, 2000

                            The Henssler Equity Fund
                       1281 Kennestone Circle, Suite 100
                            Marietta, Georgia 30066

                                 1-800-936-3863

                                www.henssler.com

June 1, 2000

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund ("The Fund"). As you know, the stock market has recently been on a roller coaster ride! We are pleased to report that The Fund cumulative return for the year ended April 30, 2000, was 13.37% versus 10.13% for the Standard & Poor's 500 Index (S&P 500) and 7.87% for the Value Line Arithmetic Index. On an annualized basis since inception on June 10, 1998, The Fund has returned 16.42% versus 16.67% for the S&P 500 and 6.40% for the Value Line Arithmetic Index.

The Fund continues to perform well among its peers. In the May 1, 2000, edition of The Wall Street Journal mutual fund section, Lipper, Inc. ranked "The Fund" as a Large Cap Value Fund, and rated The Fund "A" for its performance during the year ended April 30, 2000. The ranking compares performance among funds with the same investment objectives. There were 345 funds classified as large cap value funds. The "A" ranking places The Fund in the top 20% of its peers. Of course, we caution investors that past performance is no guarantee of future results.

Our long-term investment strategy has been to overweight our positions in the Technology, Health Care and Financial sectors, versus the S&P 500, due to their long-term prospects for above average growth. During the past year when tech stocks "went through the roof," and comprised as much as 35% of the S&P 500, we felt that prices were so high that we should be underweighted. As of May 18, 2000, we are underweighted in the Technology sector, with approximately 24% invested in tech stocks versus 28.5% for the S&P 500.

In the Technology sector, we own companies such as Intel, Microsoft, Dell, Applied Materials, Cisco Systems, Computer Associates, Sun Microsystems, and Oracle. In February, we added ADC Telecommunications (ADC) to the portfolio at a split-adjusted price of $35. We viewed this stock to be more reasonably valued than many other stocks in the Technology sector. ADC is a networking equipment company, deeply involved in the broadband revolution. At about the time we added ADC to the portfolio, we sold part of our positions in Cisco, Sun Microsystems, and Oracle. While we regard these three companies as outstanding leaders in their respective fields, we viewed them to be too highly priced when trading at Price to Earnings ratios over 100.

Since our semi-annual report, new additions to the portfolio include Best Foods, Cardinal Health, Ecolab, Halliburton, WorldCom, Medtronic, SBC Communications, and Pfizer.

June 1, 2000
Page Two


When buying opportunities arise in the market, we try to take advantage of them. For example, in March when Bristol-Myers Squibb was selling at a depressed price of $42 per share, we added to our position. We view this stock as a good long-term investment with a strong pipeline of new drugs, which should be offered over the next several years. Another example is we added to our position in Pfizer when it was trading in the low 30's. We are very positive about the merger between Pfizer and Warner-Lambert. Their combined research and development budget should be the largest in the industry and should offer the resources for discovering future blockbuster drugs.

In early April, we sold positions in Procter & Gamble, SouthTrust and Charter One Financial. This was to realize losses we had incurred in these positions and minimize capital gains that eventually would be paid to you. With the proceeds, we purchased depository receipts on the S&P 500 (SPDR's) rather than hold cash in The Fund. This was to allow The Fund's portfolio to maintain market exposure.

Looking to the future, we intend to continue to focus on undervalued, financially strong companies. In times of volatility and economic uncertainty, it makes sense to invest in the market leaders when the prices are reasonable. It is this philosophy that The Henssler Equity Fund has embraced and is committed to follow.

If you would like to receive periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You can review The Henssler Equity Fund link as often as you like. Each quarter through our website, we provide details on our top 10 holdings, industry allocation, and other statistics. We also provide on our website media appearance information and links to articles in which The Fund's management team has been quoted.

On behalf of our board of directors and management team, we thank you for the trust and confidence you have shown by using The Henssler Equity Fund as your investment vehicle.

Yours very truly,


Gene W. Henssler, Ph.D.                 Theodore L. Parrish
Co-Manager                              Co-Manager


This report is intended for The Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                            THE HENSSLER EQUITY FUND
                            ------------------------
                   PERFORMANCE OF $10,000 INITIAL INVESTMENT
     For the period from June 10, 1998 (inception of fund) to April 30, 2000

[GRAPHIC OMITTED]

                                             4/30/00
                                             -------
     THE HENSSLER EQUITY FUND                $13,329
     S&P Total Return                        $13,381
     Value Line Arithmetic Index             $11,245

--------------------------------------------------------------------------------
                                                ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                One Year (ending 4-30-00)      Since Inception
--------------------------------------------------------------------------------
     THE HENSSLER EQUITY FUND             13.37%                    16.42%
--------------------------------------------------------------------------------
     S&P 500 Total Return                 10.13%                    16.66%
--------------------------------------------------------------------------------
     Value Line Arithmetic Index           7.87%                     6.40%
--------------------------------------------------------------------------------

o The graph assumes an initial $10,000 investment since inception on June 10, 1998. All dividends and distributions are reinvested.
o At April 30, 2000, the Fund would have grown to $13,329 - total annualized investment return of 16.42% since June 10, 1998.
o At April 30, 2000, a similar investment in the S&P Total Return Index would have grown to $13,381 - total annualized investment return of 16.66% since June 10, 1998.
o    Past performance does not predict future performance.

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS                                           APRIL 30, 2000
--------------------------------------------------------------------------------

                                                   Shares                  Value
                                            -------------          -------------
COMMON STOCK -- 91.53%

  BASIC MATERIALS -- 4.08%

     BUILDING AND CONSTRUCTION PRODUCTS
     Vulcan Materials Co.                           9,435          $     413,371
                                                                   -------------
     BUILDING - MAINTENANCE & SERVICE
     Ecolab, Inc.                                   6,100                238,281
                                                                   -------------
     FERTILIZERS
     Potash Corporation of Saskatchewan, Inc.       4,650                250,228
                                                                   -------------
       TOTAL BASIC MATERIALS                                             901,880
                                                                   -------------

CAPITAL GOODS -- 3.99%

     AUTO-MEDIUM & HEAVY DUTY TRUCKS
     Paccar, Inc.                                   8,850                420,928
                                                                   -------------
     DIVERSIFIED MANUFACTURING
     General Electric Co.                           2,945                463,101
                                                                   -------------
       TOTAL CAPITAL GOODS                                               884,029
                                                                   -------------

COMMUNICATION SERVICES -- 5.30%

     TELECOMMUNICATION SERVICES
     Vodafone Airtouch PLC ADR                      6,025                283,175
                                                                   -------------
     TELEPHONE-INTEGRATED
     AT & T Corp.                                   6,650                310,472
     CenturyTel, Inc.                               9,672                236,964
     MCI Worldcom, Inc.*                            3,100                140,856
     SBC Communications, Inc.                       4,600                201,538
                                                                   -------------
                                                                         889,830
                                                                   -------------
       TOTAL COMMUNICATION SERVICES                                    1,173,005
                                                                   -------------
CONSUMER CYCLICALS  -- 4.95%

     RETAIL-APPAREL/SHOES
     Ross Stores, Inc.                             14,970                310,628
                                                                   -------------
     RETAIL-BUILDING PRODUCTS
     Home Depot, Inc.                               6,770                379,543
                                                                   -------------
     RETAIL-MAJOR DEPARTMENT STORES
     Target Corp.                                   6,085                405,033
                                                                   -------------
     TOTAL CONSUMER CYCLICALS                                          1,095,204
                                                                   -------------
CONSUMER STAPLES  -- 13.77%
     BEVERAGES-NON-ALCOHOLIC
     Pepsico, Inc.                                 15,175                556,733
                                                                   -------------
     BREWERY
     Anheuser-Busch Companies, Inc.                 5,885                415,260
                                                                   -------------

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS                                           APRIL 30, 2000
--------------------------------------------------------------------------------

                                                   Shares                  Value
                                            -------------          -------------
     COSMETICS & TOILETRIES
     Kimberly Clark Corp.                           7,535                437,501
     Procter & Gamble Co.                           2,450                146,081
                                                                   -------------
                                                                         583,582
                                                                   -------------
     FOOD-MISC/DIVERSIFIED
     Best Foods, Inc.                               4,400                221,100
                                                                   -------------
     FOOD-WHOLESALE/DISTRIBUTION
     Sysco Corp.                                   13,125                493,828
                                                                   -------------
     MEDICAL-WHOLESALE DRUG DISTRIBUTION
     Cardinal Health, Inc.                          7,600                418,475
                                                                   -------------
     MULTIMEDIA
     The Walt Disney Corp.*                         4,450                192,741
                                                                   -------------
     RETAIL-DRUG STORES
     Walgreen Co.                                   5,870                165,094
                                                                   -------------
       TOTAL CONSUMER STAPLES                                          3,046,813
                                                                   -------------

ENERGY  -- 7.22%

     OIL COMPANY-INTEGRATED
     Exxon/Mobil Corp.                              6,007                466,669
     Repsol SA ADR                                 12,285                253,378
     Royal Dutch Petroleum Co. ADR                  6,080                348,840
                                                                   -------------
                                                                       1,068,887
                                                                   -------------
     OIL-FIELD SERVICES
     Halliburton Co.                                4,400                194,425
     Schlumberger, Ltd.                             4,350                333,047
                                                                   -------------
                                                                         527,472
                                                                   -------------
       TOTAL ENERGY                                                    1,596,359
                                                                   -------------

FINANCIALS  -- 12.86%

     COMMERCIAL BANKS-SOUTHERN US
     Charter One Financial, Inc.                    3,150                63,984
     Southtrust Corp.                               1,600                38,200
                                                                   -------------
                                                                         102,184
                                                                   -------------
     FINANCE-CREDIT CARD
     MBNA Corp.                                    19,742                524,397
                                                                   -------------
     FINANCE-MORTGAGE LOAN/BANKER
     Fannie Mae                                     6,130                369,716
                                                                   -------------
     INSURANCE-LIFE/HEALTH
     Jefferson Pilot Corp.                          7,275                484,242
                                                                   -------------
     INSURANCE-MULTI-LINE
     American International Group, Inc.             5,906                647,814
                                                                   -------------
     INVESTMENT MANAGEMENT/ADVISORY SERVICES
     T. Rowe Price Associates, Inc.                 3,800                144,875
                                                                   -------------
     MONEY CENTER BANKS
     J. P. Morgan & Co., Inc.                       4,445                570,627
                                                                   -------------
       TOTAL FINANCIALS                                                2,843,855
                                                                   -------------

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS                                           APRIL 30, 2000
--------------------------------------------------------------------------------

                                                   Shares                  Value
                                            -------------          -------------
HEALTHCARE -- 14.31%

     MEDICAL-BIOMEDICAL/GENES
     Amgen, Inc.*                                   6,250                350,000
                                                                   -------------
     MEDICAL- DRUGS
     Abbott Laboratories                            4,285                164,705
     Bristol-Myers Squibb Co.                      11,615                609,062
     Merck & Co.                                    5,915                411,092
     Pfizer, Inc.                                   7,650                322,256
     Schering Plough Corp.                          9,120                367,650
                                                                   -------------
                                                                       1,874,765
                                                                   -------------
     MEDICAL-GENERIC DRUGS
     Watson Pharmaceuticals, Inc.*                  6,650                298,834
                                                                   -------------
     MEDICAL INSTRUMENTS
     Medtronic, Inc.                                6,100                316,819
                                                                   -------------
     MEDICAL PRODUCTS
     Johnson & Johnson                              3,935                324,637
                                                                   -------------
       TOTAL HEALTHCARE                                                3,165,055
                                                                   -------------

TECHNOLOGY  -- 25.05%

     COMMERCIAL SERVICES-FINANCE
     Equifax, Inc.                                  5,580                136,361
                                                                   -------------
     COMPUTER SOFTWARE
     Computer Associates International, Inc.       12,090                674,773
     Microsoft Corp.*                               6,500                453,375
                                                                   -------------
                                                                       1,128,148
                                                                   -------------
     COMPUTER-MICRO
     Dell Computer Corp.*                           9,075                454,884
     Sun Microsystems, Inc.*                        4,650                427,509
                                                                   -------------
                                                                         882,393
                                                                   -------------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS
     Applied Materials, Inc.*                       9,400                957,038
     Intel Corp.                                    3,820                484,424
                                                                   -------------
                                                                       1,441,462
                                                                   -------------
     ENTERPRISE SOFTWARE/SERVICE
     Oracle Corp.*                                  6,180                494,014
                                                                   -------------
     NETWORKING PRODUCTS
     Cisco Systems, Inc.*                           6,400                443,700
                                                                   -------------
     TELECOMMUNICATION EQUIPMENT
     ADC Telecommunications, Inc.*                 16,700              1,014,525
                                                                   -------------
       TOTAL TECHNOLOGY                                                5,540,603
                                                                   -------------
       TOTAL COMMON STOCK (COST $16,267,035)                          20,246,803
                                                                   -------------

OTHER INVESTMENTS (COST $1,580,507)-- 7.08%

     S&P 500 Depository Receipts                    7,200              1,047,150
     SPDR - Consumer Staples                        9,000                201,094
     SPDR - Financial                              13,000                318,500
                                                                   -------------
                                                                       1,566,744
                                                                   -------------

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS                                           APRIL 30, 2000
--------------------------------------------------------------------------------

                                                   Shares                  Value
                                            -------------          -------------
REPURCHASE AGREEMENTS -- 1.42%
     Fifth Third Bank, 5.38%, dated 04/28/00,
     due 05/01/00, repurchase price $314,447
     (collateralized by FNMA Pool #528595,
     7.50%, due 01/15/30, market value
     $322,884 (COST $314,306)                     314,306                314,306
                                                                   -------------

     TOTAL INVESTMENTS (COST $18,161,848) -- 100.03%                  22,127,853
     LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (.03)%                (7,972)
                                                                   -------------
     NET ASSETS -- 100%                                              $22,119,881
                                                                   =============

     * Non-income producing investment.
     ADR - American Depository Receipt

     Cost for federal income tax at April 30, 2000
     was $18,161,848 and net unrealized appreciation
     consisted of:
       Gross unrealized appreciation                                  $4,383,651
       Gross unrealized depreciation                                   (417,646)
                                                                   -------------
       Net unrealized appreciation                                    $3,966,005
                                                                   -------------

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES                               APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $18,161,848)           $ 22,127,853
     Receivables:
     Dividends and interest                                                9,482
     Fund shares sold                                                      3,773
                                                                    ------------
     Total assets                                                     22,141,108
                                                                    ------------

LIABILITIES:
    Payables:
     Due to advisor                                                       21,227
                                                                    ------------
     Total liabilities                                                    21,227
                                                                    ------------

NET ASSETS                                                          $ 22,119,881
                                                                    ============

NET ASSETS CONSIST OF:
    Common stock                                                    $        166
    Additional capital paid - in                                      18,145,133
    Accumulated undistributed realized gains on investments                8,577
    Net unrealized gain on investments                                 3,966,005
                                                                    ------------

Net Assets, for 1,664,384 shares outstanding                        $ 22,119,881
                                                                    ============

Net Asset Value, offering and redemption price per share            $      13.29
                                                                    ============

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                        $     14,071
    Dividends                                                            232,771
                                                                    ------------
     Total investment income                                             246,842
                                                                    ------------
EXPENSES:
    Investment advisory fees                                              94,823
    Administration fee                                                   132,753
                                                                    ------------
     Total expenses                                                      227,576
                                                                    ------------

    Net investment income                                                 19,266
                                                                    ------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                      17,744
    Net change in unrealized appreciation on investments               2,401,997
                                                                    ------------
    Net gain on investments                                            2,419,741
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  2,439,007
                                                                    ============

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED APRIL 30, 2000
-----------------------------------------------------------------------------------------------

                                                                   YEAR ENDED      PERIOD ENDED
                                                                 APRIL 30, 2000   APRIL 30, 1999*
                                                                  ------------     ------------
Operations:
     Net investment income                                        $     19,266           12,747
     Net realized gain on investments                                   17,744            3,929
     Net change in unrealized appreciation on investments            2,401,997        1,564,010
                                                                  ------------     ------------
Net increase in net assets resulting from operations                 2,439,007        1,580,686
                                                                  ------------     ------------
Distributions to shareholders from:
     Net investment income                                             (28,434)         (14,748)
     Net realized gains                                                 (1,927)              --
                                                                  ------------     ------------
                                                                       (30,361)         (14,748)
                                                                  ------------     ------------
Capital Share Transactions:
     Proceeds from shares sold                                       9,783,270       14,897,761
     Proceeds from shares issued to holders in
         reinvestment of dividends                                      29,758           14,749
     Cost of shares redeemed                                        (5,781,663)        (798,578)
                                                                  ------------     ------------
Increase in net assets from Fund share transactions                  4,031,365       14,113,932
                                                                  ------------     ------------

Increase in net assets                                               6,440,011       15,679,870

THE HENSSLER EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED APRIL 30, 2000
-----------------------------------------------------------------------------------------------

NET ASSETS:
     Beginning of period                                            15,679,870               --
                                                                  ------------     ------------
     End of period (including acumulated net
          investment income of 0 and 0, respectively)             $ 22,119,881       15,679,870
                                                                  ============     ============

* The Henssler Equity Fund commenced operations on June 10, 1998.

THE HENSSLER EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                 FOR THE YEAR    FOR THE PERIOD
                                                     ENDED            ENDED
                                                APRIL 30, 2000   APRIL 30, 1999*
                                                 ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD             $      11.74     $      10.00
                                                 ------------     ------------
      Income From Investment Operations:
      Net investment income                              0.01             0.02
      Net gains on securities (both realized
         and unrealized)                                 1.56             1.74
                                                 ------------     ------------
           Total from investment operations              1.57             1.76
                                                 ------------     ------------

      Distributions:
      Net investment income                             (0.02)           (0.02)
                                                 ------------     ------------

NET ASSET VALUE, END OF PERIOD                   $      13.29     $      11.74
                                                 ============     ============

TOTAL RETURN                                           13.37%           17.57%

RATIOS/SUPPLEMENTAL DATA
      Net assets, end of period (in 000s)        $     22,120     $     15,680
      Ratio of expenses to average net assets           1.20%            1.20%1
      Ratio of net investment income to
        average net assets                              0.10%            0.17%1
      Portfolio turnover rate                             58%              14%

* The Henssler Equity Fund commenced operations on June 10, 1998.
1 Annualized

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The Henssler Equity Fund (the "Company") was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Company has an authorized capital of 100,000,000 shares, classified as shares of common stock with a par value of $.0001 per share. The Fund's investment strategy is to emphasize long-term capital appreciation and safety of principal. The Fund became effective with the SEC on June 8, 1998 and commenced operations on June 10, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Henssler Asset Management, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair market value.

b) Repurchase agreements--In connection with transactions in repurchase agreements, it is the Funds policy that its custodian take possession of the underlying collateral securities, the fair market value which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair market value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

c) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

d) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2000

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED) capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

e) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                                 YEAR ENDED      PERIOD ENDED
                                               APRIL 30, 2000   APRIL 30, 1999
                                               --------------   --------------
     Sold ................................         811,641         1,404,150
     Reinvested ..........................           2,320             1,323
     Redeemed ............................        (484,957)          (70,094)
     Net Increase ........................         329,004         1,335,379

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended April 30, 2000, were as follows:

          Purchases:                     $14,815,515
          Sales:                          10,778,435

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into a Management Agreement with Henssler Asset Management, LLC (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the year ended April 30, 2000, the Advisor received advisory fees of $94,823.

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 2000

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     (CONTINUED)
     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to the Fund's daily net assets. For the year ended April 30, 2000, the Advisor received fees of $132,753.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

     Certain directors and officers of the Fund are directors and officers of the Advisor.

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30,
2000, Charles Schwab & Co., owned of record in aggregate more than 73% of the Henssler Equity Fund.

5.   REVOLVING LINE OF CREDIT
     Revolving Credit Agreement--The Fund has a $5,000,000 Revolving Credit Agreement with Fifth Third Bank; Borrowings under this arrangement bear interest at the Overnight Funds Rate in effect on the day the loan is made. The Overnight Funds Rate means the rate of interest on overnight funds which the Bank is offering to other borrowers and potential borrowers of comparable financial condition to borrower on the business day a loan is made, pursuant to this agreement. As of April 30, 2000 there were no outstanding balances.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

To The Shareholders and
Board of Directors
Henssler Equity Fund

We have audited the accompanying statement of assets and liabilities of the Henssler Equity Fund, including the schedule of portfolio investments, as of April 30, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of April 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Henssler Equity Fund as of April 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
May 16, 2000

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                                    ADVISER
                                    -------
                         Henssler Asset Management, LLC
                        1281 Kennestone Circle, Suite 100
                             Marietta, Georgia 30066

                                  DISTRIBUTOR
                                  -----------
                         Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                                   CUSTODIAN
                                   ---------
                           The Fifth Third Bank, N.A.
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

              TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT
              ---------------------------------------------------
                          Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                            INDEPENDENT ACCOUNTANTS
                            -----------------------
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

                                 LEGAL COUNSEL
                                 -------------
                       Law Offices of Stephanie A. Djinis
                       7918 Jones Branch Drive, Suite 600
                             McLean, Virginia 22102